UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 12, 2014

CELATOR PHARMACEUTICALS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-54852	20-2680869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 PrincetonSouth Corporate Center Suite 180 Ewing, New Jersey	08628
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 243-0123

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information.

On May 12, 2014, we are conducting a conference call, which we previously announced, regarding our first quarter results. We attach as Exhibit 99.1 of this Form 8-K report the script we intend to use for the conference call, which we incorporate by reference into Item 8.01 of this From 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Conference call script dated May 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELATOR PHARMACEUTICALS, INC.

By:	/s/ Fred M. Powell
Fred M. Powell,
Vice President and Chief Financial Officer

Date: May 12, 2014

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